SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(Amendment No.   )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

LOOP MEDIA, INC.

(Name of Registrant as Specified in its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials.

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Fee computer on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LOOP MEDIA, INC.
2600 West Olive Avenue, PMB 54470
Burbank, CA 91505
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on August 15, 2023
To the Stockholders of Loop Media, Inc.
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Loop Media, Inc. (the “Company”) to be held on August 15, 2023, at 12:00 p.m., Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/LPTV2023. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:
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To elect five director nominees to serve as directors until the next annual meeting of stockholders;

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To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023;

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To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance thereunder from 105,555,556 shares to 150,000,000 shares (“Proposal 3”);

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To approve the adjournment of the Annual Meeting in the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient;

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To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in the attached proxy statement;

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To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years); and

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To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

Only holders of our common stock, par value $0.0001 per share, of record at the close of business on June 26, 2023, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.
By Order of the Board of Directors

Jon M. Niermann
Chief Executive Officer
July   , 2023
Burbank, CA

PROXY STATEMENT

i

LOOP MEDIA, INC.
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
This proxy statement (this “Proxy Statement”) contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 15, 2023, at 12:00 p.m., Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/LPTV2023 using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials.
Proxies for the Annual Meeting are being solicited by the Board of Directors (the “Board”) of Loop Media, Inc. (collectively, “we,” “us,” “our” or the “Company”). This Proxy Statement is first being made available to stockholders on or about July   , 2023.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on August 15, 2023.
Our proxy materials including our Notice of Internet Availability of Proxy Materials, Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended September 30, 2022, and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.
About the Meeting
We are calling the Annual Meeting to seek the approval of our stockholders:
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To elect five director nominees to serve as directors until the next annual meeting of stockholders;

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To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023;

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To approve an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of shares of common stock authorized for issuance thereunder from 105,555,556 shares to 150,000,000 shares (“Proposal 3”);

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To approve the adjournment of the Annual Meeting in the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient;

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To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in this Proxy Statement;

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To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years); and

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To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

What are the Board’s recommendations?
Our Board believes that the election of the director nominees identified herein, the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023, the amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder and the adjournment of the Annual Meeting in the event of insufficient proxies at the Annual Meeting to approve Proposal 3 are each advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the proposals. Our Board believes that the compensation of our named executive officers for the fiscal year ended

September 30, 2022, as described in this Proxy Statement, was appropriate and recommends that you vote FOR the resolution to approve that compensation. Our Board believes that an annual vote, on an advisory basis, on conducting an advisory vote on named executive officer compensation is advisable and in the best interests of the Company and its stockholders and recommends that you vote for ONE YEAR for this proposal. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date, June 26, 2023 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each share of common stock is entitled to one vote on each proposal. As of the Record Date, we had           shares of common stock outstanding.
Who can attend the meeting?
All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at www.virtualshareholdermeeting.com/LPTV2023 using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.
The live webcast of the Annual Meeting will begin promptly at 12:00 p.m., Eastern Time on August 15, 2023. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.
An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about July   , 2023. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at www.virtualshareholdermeeting.com/LPTV2023. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources, and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of at least a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting.
Abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.
How do I vote?
Your vote is important. Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce

these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about July   , 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on the record date and will post our proxy materials at www.proxyvote.com. Stockholders may choose to access our proxy materials at www.proxyvote.com or may request to receive a printed set of our proxy materials. In addition, the Notice and that website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.
You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.
Vote on the Internet
If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided in the Notice. If you requested printed proxy materials, you may follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on August 14, 2023.
Vote by Telephone
If you are a stockholder of record, you can also vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on August 14, 2023.
Vote by Mail
You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m., Eastern Time, on August 14, 2023.
Please note that if you received a Notice of Internet Availability, you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet and how to request paper copies of the proxy materials.
Voting at the Annual Meeting
You will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/LPTV2023. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to vote at our Annual Meeting.
Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.
The shares voted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?
You may revoke your proxy at any time before it is exercised by:
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filing with the Secretary of the Company a notice of revocation;

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submitting a later-dated vote by telephone or on the Internet;

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sending in another duly executed proxy bearing a later date; or

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attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, ClearTrust LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.
What vote is required to approve each proposal?
Assuming that a quorum is present, the following votes will be required:
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With respect to the first proposal (election of directors, “Proposal 1”), directors are elected by a plurality of the votes cast on Proposal 1. The director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, withheld votes and broker non-votes (see below), if any, will not affect the outcome of this proposal.

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The second proposal, to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023 (“Proposal 2”), requires the affirmative vote of a majority of the total votes cast on this proposal by holders of our common stock, in person or by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. Because this proposal is “routine” (see below), no broker non-votes will occur on this proposal.

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The third proposal (“Proposal 3”), to approve an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder from 105,555,556 to 150,000,000, requires the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote on the proposal. As a result, abstentions and broker non-votes (see below), if any, will have the effect of a vote “AGAINST”

Proposal 3. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.
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The fourth proposal (“Proposal 4”), to approve the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve Proposal 3, requires the affirmative vote of a majority of the total votes cast on this proposal. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

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The fifth proposal (“Proposal 5”), to approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in in this Proxy Statement, requires the affirmative vote of a majority of the total votes cast on this proposal by holders of our common stock, in person or by proxy. As a result, withheld votes and broker non-votes (see below), if any, will not affect the outcome of the vote on Proposal 5.

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The sixth proposal (“Proposal 6”), the advisory vote on the frequency of the advisory votes on executive compensation, has three possible substantive responses (every 1 year, every 2 years or every 3 years), and the response that receives the highest number of votes cast will be the frequency of the vote on the compensation of our named executive officers that has been approved by the stockholders on an advisory basis. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal.

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With respect to any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast by holders of our common stock, in person or by proxy, is required to approve such proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. No broker non-votes will occur on any “routine” proposals, and broker non-votes will not affect the outcome of any “non-routine” proposals.

You will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.
What are “broker non-votes”?
Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.
When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.
The election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 5) and the advisory vote on the frequency of the advisory votes on executive compensation (Proposal 6) are generally not considered to be “routine” matters and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposals 1, 5 and 6. Under the applicable rules governing such brokers, we believe Proposal 2 to ratify the appointment of Marcum LLP as our independent registered public accounting firm, Proposal 3 to approve an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder from 105,555,556 to 150,000,000 and Proposal 4 to approve the adjournment of the Annual

Meeting to the extent there are insufficient proxies at the Annual Meeting to approve Proposal 3, are likely to be considered “routine” items. Therefore, a bank or broker may be able to vote on these proposals even if it does not receive instructions from you, so long as it holds your shares in its name. If, however, Proposals 2, 3 and 4 are deemed by the New York Stock Exchange to be a “non-routine” matters, brokers will not be permitted to vote on such proposals if the broker has not received instructions from the beneficial owner. If the New York Stock Exchange determines Proposal 3 to be “non-routine,” failure to vote on Proposal 3, which requires the affirmative vote of at least a majority in voting power of our issued and outstanding shares of common stock, or to instruct your broker how to vote any shares held for you in your broker’s names, will have the same effect as a vote against such proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 3.
How are we soliciting this proxy?
We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.
We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board is currently composed of five directors, all of whom are being nominated for reelection at this Annual Meeting. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors or by the sole remaining director. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that director for which the vacancy was created and until the director’s successor is duly elected and qualified.
Each of the five nominees listed below are incumbent directors. If elected at the Annual Meeting, each of these nominees would serve until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected, the election of directors at this Annual Meeting is uncontested.
Directors are elected by a plurality of the votes cast on the election of directors. In accordance with our Amended and Restated Bylaws (the “Bylaws”) and Nevada law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. Withheld votes and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the five nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Nominees for Election Until the Next Annual Meeting
The following table sets forth the name, age, position and tenure of each of the nominees at the Annual Meeting:
Name	Age	Position(s) Held With Loop Media, Inc.	Director Since
Bruce A. Cassidy	73	Chairman of the Board	2019
Jon M. Niermann	57	Chief Executive Officer, Director	2016
Denise M. Penz	54	Director	2021
Sonya Zilka	54	Director	2021
David Saint-Fleur	38	Director	2022
The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) and the Board to determine that the applicable nominee should serve as a member of our Board.
Bruce A. Cassidy has been a member of our Board since December 2019 and was appointed as Chairman of the Board in November 2022. In addition to his role on our Board, Mr. Cassidy currently serves on the boards for various companies, including as Chairman of the Board of each of KeyStar Corp, Arboreta Healthcare, Inc., Selinsky Force, LLC and The Sarasota Green Group. He was also the founding investor and served on the board of directors of Ohio Legacy Corp. Previously, Mr. Cassidy was the founder and CEO of Excel Mining Systems from 1991 until its sale in 2007 to Orica Mining Services, and from 2008 to 2009, served as the President and CEO of one of its subsidiaries, Minora North & South Americas. He is currently the President of The Concession Golf Club in Sarasota, Florida. Mr. Cassidy was chosen to serve as a member of our Board due to his extensive leadership and business experience in the entertainment and media industry and as a CEO of a large company, as well as his service on other boards of directors.
Jon M. Niermann is our Co-Founder, has been Chief Executive Officer since May 2016, and until November 2022, served as Chairman of the Board. Mr. Niermann is responsible for guiding our vision and strategy and leading our management team. Prior to founding Loop Media, Inc. in 2016, Mr. Niermann founded FarWest Entertainment, a global platform bridging the Asia-Pacific region and the West through multimedia entertainment and strategic partnerships, and served as its Chief Executive Officer and Executive Producer from 2010 to 2015. From 2008 to 2011, Mr. Niermann was a late-night talk show host for the Fox International Channel’s “Asia Uncut.” He served as President of Electronic Arts Asia from 2003 to 2010, where he helped move the company’s game portfolio into online gaming, and spent fifteen years, from 1988-2003, with The Walt Disney Company, including as Managing Director and President, Asia Pacific, of Walt Disney International from 2001 to 2003. Mr. Niermann holds a Bachelor of Science and Arts in Finance and Marketing from the University of Denver, and an MBA from UCLA’s Anderson School of Management. Mr. Niermann was chosen to serve as a member of our Board due to his extensive experience in the entertainment industry, as well as the perspective he brings as our Co-Founder and Chief Executive Officer.
Denise M. Penz has been a member of our Board since October 2021. In addition to her role on our Board, Ms. Penz concurrently serves as the Chief Executive Officer and Vice-Chairman of The Preferred Legacy Trust Company, a state-chartered trust company which Ms. Penz also founded. Ms. Penz served as Founder, Executive Vice President, Chief Operating Officer and Wealth Manager of Premier Bank & Trust / Ohio Legacy Corp for nine years from 2010 to 2019. In this role, Ms. Penz was responsible for four major sales divisions in retail banking, mortgage banking, private banking, and wealth services (including trust and investments). From 2008 to 2010, Ms. Penz founded Excel Financial / Excel Bancorp and led a group of private equity investors to create a community bank and trust company. Lastly, Ms. Penz was the Senior Vice President & Trust and Investment Services Director of the Belmont National Bank / Sky Bank / Huntington Bank from 1996 to 2008, where she managed the trust and investment departments, developed strategic planning initiatives and was directly responsible to the CEO and Board of Directors. Ms. Penz holds a Bachelor of Science in Management and Accounting from West Liberty State College, and an MBA from Wheeling Jesuit University. Ms. Penz was chosen to serve as a member of our Board due to her considerable leadership experience in the financial sector along with proven success in raising capital, strategic planning and organizational growth.
Sonya Zilka has been a member of our Board since October 2021. In addition to her role on our Board, Ms. Zilka currently serves as the President & Chair of The Beyond Benefits Life Sciences Board of Trustees, a position she has held since 2020. Furthermore, since 2019, Ms. Zilka has served as the Chief People Officer at the Chan Zuckerberg Biohub where she leads HR functions and spearheads internal communications. From 2013 through 2015, and again in 2018, Ms. Zilka was an Executive Coach and Organizational Development/Human Resource consultant at ZHR Consulting, a firm specializing in independent organizational development and human capital consulting. From 2015 to 2018, Ms. Zilka served as Vice President of Human Resources at Actelion Pharmaceuticals, where she led human resources, corporate communications and facilities for the United States. Ms. Zilka holds a Bachelor of Science in Psychology from Washington State University, and a Master’s Degree in Organizational Psychology from Columbia University. Ms. Zilka was chosen to serve as a member of our Board for her proven leadership and extensive experience in human capital consulting and human resources.
David Saint-Fleur was appointed to serve as a member of our Board in September 2022. In addition to his role on our Board, Mr. Saint-Fleur currently serves in a senior role in Global Artists & Repertoire (“A&R”) at Atlantic Records, a position he has held since June 2021. Prior to this, Mr. Saint-Fleur was in a senior role in Global A&R at Warner Music Group from 2017 to 2021. Mr. Saint-Fleur also serves as a music producer and songwriter at Saint Productions, LLC, his own production company, which he started in 2007. In his role at Saint Productions LLC, Mr. Saint-Fleur has produced and written for various notable artists, including (but not limited to) David Guetta, Nicki Minaj, Bebe Rexha, Dolly Parton, Jason Derulo

and Little Mix. Mr. Saint-Fleur was chosen to serve as a member of our Board for his considerable experience in the music industry, particularly in artist relations, and his proven track record in producing and developing emerging and established talent.
THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

CORPORATE GOVERNANCE
Board of Directors Composition
Our Board currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.
Board of Director Meetings
Our Board met two times in fiscal 2022. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. This is our first annual meeting of stockholders.
Director Independence
Our common stock was listed on the NYSE American LLC (the “NYSE American”), effective September 22, 2022. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.
Our Board has determined that Mr. Cassidy, Ms. Penz, Ms. Zilka and Mr. Saint-Fleur are “independent directors” as such term is defined under the applicable rules of the NYSE American.
We have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board has determined that Ms. Penz is an “audit committee financial expert,” as defined under the applicable rules of the SEC, and that all members of the Audit Committee of the Board (the “Audit Committee”) are “independent” within the meaning of the applicable NYSE American rule and the independence standards of Rule 10A-3 of the Exchange Act. Each of the members of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE American.
Board Committees
Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.
Audit Committee
Our Audit Committee consists of Denise Penz, Sonya Zilka, and Bruce Cassidy, with Denise Penz serving as the Chair of the Audit Committee. Our Board has determined that the directors that serve on our Audit Committee are independent within the meaning of the NYSE American listing rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Denise Penz qualifies as an “audit committee financial expert” within the meaning of SEC regulations and the NYSE American rules.

The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our registered independent public accountants and reports to the Board any substantive issues found during the audit. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee reviews and approves all transactions with affiliated parties.
Our Audit Committee operates pursuant to a charter that is available on our website at https://ir.loop.tv/corporate-governance. Our Audit Committee met three times in fiscal 2022.
Compensation Committee
Our Compensation Committee of the Board (the “Compensation Committee”) consists of Denise Penz and Sonya Zilka, with Sonya Zilka serving as the Chairman of the Compensation Committee. Our Board has determined that the directors that serve on our Compensation Committee are independent under the listing standards, are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act .
The Compensation Committee provides advice and makes recommendations to the Board in the areas of employee salaries, benefit programs and director compensation. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other officers and makes recommendations in that regard to the Board as a whole.
Our Compensation Committee operates pursuant to a charter that is available on our website at https://ir.loop.tv/corporate-governance. Our Compensation Committee did not meet in fiscal 2022.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Denise Penz, Bruce Cassidy and David Saint-Fleur, with Bruce Cassidy serving as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee nominates individuals to be elected to the Board by our stockholders. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our Bylaws and will apply the same criteria to all persons being considered. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the NYSE American rules.
Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at https://ir.loop.tv/corporate-governance. Our Nominating and Corporate Governance Committee did not meet in fiscal 2022.
Stockholder Nominations for Directorships
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our Bylaws. All such recommendations will be forwarded to our Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below, and include the following information:
•
the name and address of record of the security holder;

•
a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act;

•
the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•
a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

•
a description of any arrangements or understandings between the security holder and the proposed director candidate; and

•
the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.
Board Leadership Structure and Role in Risk Oversight
The Chief Executive Officer, Mr. Niermann, is also a Board member and until November 2022, was the Chairman of the Board, at which time Mr. Bruce Cassidy was appointed Chairman of the Board. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of our Company and our stockholders are best served. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure, so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the Nominating and Corporate Governance Committee periodically considers the Board’s leadership structure. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board.
Although our Chief Executive Officer has historically also served as Chairman of the Board, we do not have a specific policy regarding the separation of the offices of Chairman of the Board and the Chief Executive Officer. The Board believes that this separation is presently appropriate as it allows the Chief Executive Officer to focus primarily on leading our day-to-day operations while the Chairman of the Board can focus on leading the Board in the performance of its duties. We acknowledge, however, that there may be circumstances in the future when it is in our best interests to combine the positions of Chairman of the Board and the Chief Executive Officer.
While management is responsible for assessing and managing risks to our Company, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board, primarily through the following:
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the Board’s review and approval of our plans for our business (presented to the Board by the Chief Executive Officer and other management), including the projected opportunities and challenges facing our business;

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the Board’s periodic review of our business developments and financial results;

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our Audit Committee’s oversight of our internal controls over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of our internal controls and financial reporting; and

•
our Compensation Committee’s review and recommendations to the Board regarding our executive compensation and its relationship to our business goals.

Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.
Stockholder Communications
Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as the Secretary considers appropriate.
Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.
Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Loop Media, Inc., 2600 West Olive Avenue, PMB 54470, Burbank, CA 91505, Attention: Secretary.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to provide guidance to our directors, officers and employees to help them recognize and deal with ethical issues, to provide mechanisms to report unethical or illegal conduct and to contribute positively to our culture of honesty and accountability. Our Code of Business Conduct and Ethics is publicly available on our website at https://www.loop.tv. If we make any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to our directors or executive officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.
Anti-Hedging Policy
Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely upon our review of copies of Forms 3, 4 and 5 furnished to us, we believe that all of our directors, executive officers and any other applicable stockholders timely filed all reports required by Section 16(a) of the Exchange Act during the fiscal year ended September 30, 2022, except for the following: (i) we filed a Form 4 for the Bruce A. Cassidy 2013 Irrevocable Trust on April 13, 2022, covering a transaction that required a Form 4 filing due on March 18, 2022; and (ii) we filed a Form 4 for Bruce A. Cassidy on April 13, 2022, covering a transaction that required a Form 4 filing due on March 18, 2022. In addition, we believe that Dreamcatcher, LLC, and Running Wind, LLC, each of which were owners of ten percent or more of our common stock during the fiscal year ended September 30, 2022, did not file their required Forms 3, 4 and 5.

EXECUTIVE OFFICERS
The following table sets forth certain information regarding our current executive officers:
Name of Individual	Age	Position(s)
Jon M. Niermann	57	Chief Executive Officer, Director
Neil Watanabe	69	Chief Financial Officer
Liam McCallum	42	Chief Product and Technical Officer
Bob Gruters	54	Chief Revenue Officer
Jon M. Niermann, see Mr. Niermann’s biography under “Proposal 1.”
Neil Watanabe has served as our Chief Financial Officer since September 2021. He is responsible for overseeing our financial affairs. Prior to joining Loop Media, Inc., Mr. Watanabe was most recently Principal of Watanabe Associates where he provided senior financial and accounting leadership to various companies, including Value Village Inc. (d.b.a. “Savers”) and High Times Holding Corp. From 2015 to 2019, Mr. Watanabe was Chief Financial Officer of CarParts.com, Inc., (NASDAQ: PRTS), a publicly traded American online retailer of automotive parts and accessories for cars, vans, trucks, and sport utility vehicles. Mr. Watanabe also served as EVP & Chief Financial Officer of PetSmart Inc. (NASDAQ: PETM). Mr. Watanabe also worked in various financial and operational leadership roles at National Stores, Inc. and Shoe Pavilion, Inc. (previously listed on Nasdaq while Mr. Watanabe was employed), and Mac Frugal’ s Bargains — Closeouts Inc. (d.b.a. “Pic N’ Sav”), (previously listed on NYSE while Mr. Watanabe was employed). Mr. Watanabe served as EVP and Chief Financial Officer of Anna’s Linens, Inc. from June 2006 until April 2014, when he voluntarily resigned. Anna’s Linens, Inc. filed a petition under Chapter 11 of the U.S. Bankruptcy Code on June 13, 2015. Mr. Watanabe is currently a board member of the National Corvette Museum and Reality Venture International and received his CPA certification in the State of Illinois. Mr. Watanabe holds a Bachelor of Arts from University of California, Los Angeles and a CPA Certification from University of Illinois at Urbana-Champaign.
Liam McCallum is our Co-Founder and has been Chief Product and Technical Officer since May 2016. He oversees our product strategy, design, and development across mobile, TV and out-of-home, along with our technical operations. Mr. McCallum founded Encoder Farm, a video encoding Software-as-a-Service platform for developers, in 2017, and served as its Chief Executive Officer from 2017 to 2020. He served as an advisor to Motorola Outdoor from 2015 to 2016; he was the Founder and Chief Technology Officer of cloud media company Hive Cloud Ltd from 2014 to 2015 and was a Senior Advisor to FarWest Entertainment from 2010 to 2015. Prior to 2015, Mr. McCallum was the Founder and Chief Executive Officer of QVIVO, a global enterprise cloud media platform backed by SingTel Innov8 from 2010 to 2014, and from 2000 to 2010, was at Electronic Arts, eventually becoming Asia Pacific’s Head of Online Technology.
Bob Gruters has served as our Chief Revenue Officer since May 2021. As our Chief Revenue Officer, he is responsible for the monetization of proprietary Loop Media, Inc. assets across digital out-of-home, connected television and mobile app activities. Additionally, Mr. Gruters is also responsible for the growth and expansion of our overall revenue and Loop player network. In addition to his role as Chief Revenue Officer at Loop Media, Inc., Mr. Gruters also concurrently serves as a strategic advisor for MetaVRSE, a universal interactive web- based platform. Prior to this, from 2018 to 2021, Mr. Gruters was the Chief Revenue Officer of the Digital Trends Media Group, leading all on-platform and off-platform revenue creation initiatives with a high- performing sales and marketing team. Mr. Gruters also held P&L oversight and directed sales function, corporate development, marketing, pricing, and revenue management. From 2014 to 2018, Mr. Gruters served as Facebook’s Group Head of Sales Emerging Entertainment & Technology where he led the rapid growth and sustainable development of multiple vertical industries. Mr. Gruters served as EVP Sales & Marketing of REVOLT MEDIA & TV from 2013 to 2014, and spent four years, from 2009-2013, as SVP of Client Development at Univision Communications. From 2005 to 2009, Mr. Gruters served as Vice President of Business Development for MTV Networks’ Entertainment Group, which included Comedy Central, CMT, Spike TV, and TV Land. From 2002 to 2005, Mr. Gruters was the Director of Marketing Services for The New Yorker and spent three years as a Media Director of Sony Electronics from 1999 to 2002. Prior to 2002, Mr. Gruters led sales & marketing for JC Decaux’s airport advertising division in the US. Mr. Gruters holds a Bachelor of Arts in Communications, Advertising from Rowan University.

EXECUTIVE COMPENSATION
All decisions regarding compensation for our executive officers and executive compensation programs are reviewed, discussed and approved by the Compensation Committee. Prior to the establishment of the Compensation Committee in December 2021, decisions regarding executive compensation were made by the full Board. All compensation decisions are determined following a detailed review and assessment of the executive’s leadership and operational performance and contributions to our success; any significant changes in role or responsibility; our financial resources, results of operations and financial projections; the nature, scope and level of the executive’s responsibilities; and internal equity of pay relationships.
The Compensation Committee determines each element of compensation for our Chief Executive Officer. When making determinations about each element of compensation for our other executive officers, the Compensation Committee also considers recommendations from our Chief Executive Officer. Additionally, at the Compensation Committee’s request, our executive officers may assess the design of, and make recommendations related to, our compensation and benefit programs, including recommendations related to the performance measures used in our incentive programs. The Compensation Committee is under no obligation to implement these recommendations.
Summary Compensation Table
The following table summarizes information concerning the compensation awarded to, earned by, or paid to, our Chief Executive Officer (“Principal Executive Officer”) and our two most highly compensated executive officers other than the Principal Executive Officer (collectively, the “Named Executive Officers”) during fiscal years ended September 30, 2022, and 2021.
Name & Principal Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Option Awards ($)(1)	Restricted Stock Option Awards ($)(2)	Total ($)
Jon M. Niermann Chief Executive Officer & Director	2022	364,479	350,000(4)	1,750,000	1,750,000	4,214,479
	2021	476,990(3)	—	2,625,000	—	3,101,990
Neil Watanabe Chief Financial Officer	2022	281,302	175,000(5)	500,000	500,000	1,456,302
	2021	—	—	—	—	—
Bob Gruters Chief Revenue Officer	2022	1,380,466(6)	—	750,000	750,000	2,880,466
	2021	—	—	—	—	—

(1)
The fair value of stock options is estimated as of the date of grant using the Black-Scholes-Merton option-pricing model. We use the simplified method to estimate the expected term of options due to insufficient history and high turnover in the past. Further information regarding assumptions made in calculating the grant date fair value of options can be found in “Note 13 — Stock Options and Warrants” to our financial statements in our Annual Report on Form 10-K for the year ended September 30, 2022, to which reference is hereby made.

(2)
The number of restricted stock units granted to each Named Executive Officer is equal to the dollar amount noted in the table above, divided by $5.00, which was the public offering price per share sold in the underwritten public offering of our common stock that closed on September 26, 2022 (the “September 2022 Offering”).

(3)
Includes $151,323 in unpaid and accrued salary and expenses from previous fiscal years in which Mr. Niermann was not paid for his service.

(4)
Mr. Niermann received a bonus of $350,000 upon the closing of the September 2022 Offering.

(5)
Mr. Watanabe received a bonus of $175,000 upon the closing of the September 2022 Offering.

(6)
Mr. Gruters’ salary for the fiscal year ended September 30, 2022, includes $1,097,705 in sales commissions paid in accordance with the terms of the CRO Employment Letter Agreement, as defined below. See “Employment Agreements — Bob Gruters — Employment Letter Agreement.”

As of the fiscal year ended September 30, 2022, we had no plans in place and had never maintained any plans that provided for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.
We recently engaged an outside compensation consultant to provide advice on compensation matters.
Employment Agreements
Jon Niermann — Employment Agreement
We entered into an employment agreement with Jon Niermann, the Chief Executive Officer (the “CEO Employment Agreement”), effective as of March 1, 2021. Pursuant to the CEO Employment Agreement, the term of employment is three (3) years, renewable every three (3) years, unless terminated. Until September 2022, Mr. Niermann was entitled to receive an annual base salary of $350,000 as well as discretionary bonuses as may be awarded from time to time by the Compensation Committee, if one exists, or by our Board. Mr. Niermann received a bonus of $350,000 upon the closing of the September 2022 Offering. Mr. Niermann is eligible to participate in all benefit plans that we offer to our executive officers, including any incentive compensation plans. Effective upon the last pay cycle of fiscal year 2022, Mr. Niermann’s salary was increased to $575,000 per year. He was also granted retention equity grants under the Loop Media, Inc. Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”) consisting of (i) 350,000 restricted stock units (“RSUs”), based on a value of $1,750,000 and a per share price of $5.00, vesting 25% upon one year from the grant date and the remainder in equal quarterly installments over three years, and (ii) options to purchase 707,070 shares of common stock, at an exercise price of $4.95 per share, vesting 100% on grant date.
The CEO Employment Agreement terminates upon death or disability and may be terminated by us with or without cause, and by Mr. Niermann with or without good reason (all as defined in the CEO Employment Agreement). If the CEO Employment Agreement is terminated upon the death or disability of Mr. Niermann, he will receive unpaid and accrued base salary through date of termination, unpaid and accrued bonus, and payment of pro rata portion of yearly bonus (if any). In addition, upon termination for disability, Mr. Niermann will receive twelve (12) months’ severance.
If we terminate Mr. Niermann for cause or Mr. Niermann resigns without good reason, Mr. Niermann will receive only unpaid and accrued base salary through the date of termination and any unpaid and accrued bonus. Should Mr. Niermann be terminated without cause or resign with good reason, Mr. Niermann is entitled to receive unpaid and accrued base salary and unpaid and accrued bonus through the date of termination, payment of the pro rata portion of yearly bonus of at least one year’s base salary, a lump sum payment of twenty-four (24) months’ salary, payment of his base salary for the remaining term of the CEO Employment Agreement or a period of twelve (12) months, whichever is longer, and full vesting of all stock grants.
If at any time during the term of the CEO Employment Agreement Mr. Niermann’s employment is terminated after a “Change in Control” (as defined in the CEO Employment Agreement), compensation is similar to that in a termination without cause or resignation for good reason. In addition, Mr. Niermann will be entitled to receive a lump sum payment equal to the sum of (i) ten (10) times his base salary, bonuses, and the value of certain annual fringe benefits specified in the CEO Employment Agreement for the year in which Mr. Niermann’s term of employment terminates, and (ii) the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under those plans by reason of the termination of his employment.
Mr. Niermann’s right to receive any severance benefit under the CEO Employment Agreement is subject to the execution and delivery to us of a general release of claims in substantially the form attached to the CEO Employment Agreement.
The CEO Employment Agreement contains customary non-compete, non-solicitation, and other restrictive covenants to which Mr. Niermann is subject during the term of his employment and for a 12-month period following termination for cause or resignation without good reason.

Neil Watanabe — Employment Agreement
We entered into an employment agreement with Neil Watanabe, the Chief Financial Officer (the “CFO Employment Agreement”), which is effective as of September 30, 2021. Pursuant to the CFO Employment Agreement, the term of employment is three (3) years, renewable every three (3) years, unless terminated. Until September 2022, Mr. Watanabe was entitled to receive an annual base salary of $275,000 as well as discretionary bonuses as may be awarded from time to time by the Compensation Committee, if one exists, or by our Board. Mr. Watanabe received a bonus of $175,000 upon the closing of the September 2022 Offering. Mr. Watanabe is eligible to participate in all benefit plans that we offer to our executive officers, including any incentive compensation plans. Effective upon the last pay cycle of fiscal year 2022, Mr. Watanabe’s salary was increased to $330,000 per year. He was also granted retention equity grants under the 2020 Plan consisting of (i) 100,000 RSUs, based on a value of $500,000 and a per share price of $5.00, vesting 25% upon one year from the grant date and the remainder in equal quarterly installments over three years and (ii) options to purchase 202,020 shares of common stock, with an exercise price of $4.95 per share, vesting 100% on grant date.
The CFO Employment Agreement terminates upon death or disability and may be terminated by us with or without cause, and by Mr. Watanabe with or without good reason (all as defined in the CFO Employment Agreement). If the CFO Employment Agreement is terminated upon the death or disability of Mr. Watanabe, he will receive unpaid and accrued base salary through date of termination, unpaid and accrued bonus, and payment of pro rata portion of yearly bonus (if any). In addition, upon termination for disability, Mr. Watanabe will receive six (6) months’ severance.
If we terminate Mr. Watanabe for cause or Mr. Watanabe resigns without good reason, Mr. Watanabe will receive only unpaid and accrued base salary through the date of termination and any unpaid and accrued bonus. Should Mr. Watanabe be terminated without cause or resign with good reason, Mr. Watanabe is entitled to receive unpaid and accrued base salary and unpaid and accrued bonus through termination of the CFO Employment Agreement, payment of the pro rata portion of yearly bonus, a lump sum payment of six (6) months’ salary, and full vesting of all stock grants.
In addition, if at any time during the term of the CFO Employment Agreement Mr. Watanabe’s employment is terminated after a “Change in Control” (as defined in the CFO Employment Agreement), compensation is similar to that in a termination without cause or resignation for good reason. In addition, Mr. Watanabe will be entitled to receive a lump sum payment equal to the sum of: (i) two (2) times his base salary, bonuses, and the value of certain annual fringe benefits specified in the CFO Employment Agreement for the year in which Mr. Watanabe’s term of employment terminates, and (ii) the value of the portion of his benefits under any savings, pension, profit sharing or deferred compensation plans that are forfeited under those plans by reason of the termination of his employment.
Mr. Watanabe’s right to receive any severance benefit under the CFO Employment Agreement is subject to the execution and delivery to us of a general release of claims in substantially the form attached to the CFO Employment Agreement.
The CFO Employment Agreement contains customary non-compete, non-solicitation, and other restrictive covenants to which Mr. Watanabe is subject during the term of his employment and for a 12-month period following termination for cause or resignation without good reason.
Bob Gruters — Employment Letter Agreement
We entered into an employment letter agreement with Bob Gruters, Chief Revenue Officer (the “CRO Employment Letter Agreement”), which was effective as of May 3, 2021. Pursuant to the CRO Employment Letter Agreement, Mr. Gruters’ employment does not have a fixed term and he is employed on an “at will” basis. Through fiscal year 2022, Mr. Gruters was entitled to receive an annual base salary of $275,000, as well as sales commission of five percent (5%) of all advertising and sponsorship revenue brought in by him or his sales team, payable on a quarterly basis and as determined with reference to revenue actually recognized by and paid to us, and subject to industry standard terms and practice, as agreed between Mr. Gruters and the Chief Executive Officer, and approved by the Board. Mr. Gruters is eligible to participate in all customary benefit plans and programs. Effective upon the last pay cycle of fiscal year 2022, Mr. Gruters’

salary was increased to $365,000 per year. He was also granted retention equity grants under the 2020 Plan consisting of (i) 150,000 RSUs based on a value of $750,000 and a price per share of $5.00, vesting 25% upon one year from the grant date and the remainder in equal quarterly installments over three years and (ii) options to purchase 303,030 shares of common stock, with an exercise price of $4.95 per share, vesting 25% upon one year from the grant date and the remainder in equal monthly installments over three years.
The CRO Employment Letter Agreement contains customary non-solicitation, and other restrictive covenants to which Mr. Gruters is subject during the term of his employment and for a 24-month period following termination for any reason.
During fiscal year 2023, in addition to his base salary, Mr. Gruters will be entitled to earn sales commission of one percent (1%) of all advertising and sponsorship revenue brought in by him or his sales team, subject to established performance goals being met.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of September 30, 2022:
Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) Unexercisable	Number of securities underlying unexercised options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Jon M. Niermann CEO	416,666(1)	—	3.30	November 10, 2030	350,000	1,750,000
	—(2)	—	4.95	September 22, 2032
Neil Watanabe CFO	250,000(3)	—	6.90	October 4, 2031	100,000	500,000
	202,020(4)	—	4.95	September 22, 2032
Bob Gruters CRO	200,000(5)	—	8.25	May 3, 2031	150,000	750,000
	303,030(6)	—	4.95	September 22, 2032

(1)
Of Mr. Niermann’s 416,000 options, 260,416 options had vested as of September 30, 2022.

(2)
Mr. Niermann’s 707,070 options fully vested and became exercisable on September 22, 2022, the date the award was granted.

(3)
Of Mr. Watanabe’s 250,000 options, 125,000 options had vested as of September 30, 2022.

(4)
Of Mr. Watanabe’s 202,020 options, none had vested as of September 30, 2022.

(5)
Of Mr. Gruters’ 200,000 options, 88,889 had vested as of September 30, 2022.

(6)
Of Mr. Gruters’ 303,030 options, none had vested as of September 30, 2022.

DIRECTOR COMPENSATION
The following table summarizes the compensation paid to each of our non-employee directors for the fiscal year ended September 30, 2022:
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Total ($)
Bruce Cassidy, Chairman	—	—	—	—
Jon Niermann	—	—	—	—
Denise Penz	—	—	50,000	50,000
Sonya Zilka	—	—	50,000	50,000
David Saint-Fleur	—	—	—	—
Our non-employee directors had the following outstanding equity awards as of September 30, 2022:
Name	Number of securities underlying unexercised options (#) Unexercisable	Number of securities underlying unexercised options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
Bruce Cassidy, Chairman	—	—	—	—
Denise Penz	14,366(1)	—	6.90	October 11, 2031
Sonya Zilka	14,366(2)	—	6.90	October 11, 2031
David Saint-Fleur	—	—	—	—

(1)
Ms. Penz’s 14,366 options had fully vested as of September 30, 2022.

(2)
Ms. Zilka’s 14,366 options had fully vested as of September 30, 2022.

In September 2022, we adopted a compensation policy pursuant to which our Board members may receive cash and equity remuneration for their services as directors, as set forth below. All equity awards to be granted under this policy will be granted pursuant to the 2020 Plan, including vesting periods, which may vary and are determined by the Board or a committee of the Board.
•
Each non-employee director is entitled to receive an annual fee from us of $44,000;

•
each chair of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee will receive an annual fee from us of $20,000, $13,500 and $10,000, respectively;

•
each non-chairperson member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee will receive an annual fee from us of $10,000, $6,750 and $5,000, respectively;

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the non-executive chairperson, if any, will receive an annual fee from us of $30,000;

•
the lead independent director, if any, will receive an annual fee from us of $15,000;

•
each non-employee director is entitled to receive an initial equity grant in the form of RSUs with a value of $203,200, vesting over time subject to continued service; and

•
each non-employee director is entitled to receive an annual equity grant in the form of RSUs with a value of $127,000, vesting over time subject to continued service.

In January of 2023, our Board approved grants of additional stock option awards under the terms of the 2020 Plan to certain employees, including our Chief Financial Officer, Neil Watanabe, and two members of our Board, Denise Penz and Sonya Zilka. The Board granted Mr. Watanabe, Ms. Penz and Ms. Zilka options to acquire 125,000 shares of common stock, 7,183 shares of common stock and 7,183 shares of common stock, respectively. Such options have a ten-year term, have an exercise price of $6.23, the closing price of our common stock on the NYSE American on the date of grant, and will vest as follows:

•
The options for Ms. Penz and Ms. Zilka were 100% vested on the date of grant.

•
The option for Mr. Watanabe vests and becomes exercisable as follows: 58% of the total number of shares subject to the option vested on the date of grant, and the remaining shares subject to such option vest in equal monthly installments on the first day of each month beginning February 1, 2023, and continuing each successive month, ending with a final installment on September 1, 2024.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes the number of shares of our common stock authorized for issuance under our equity compensation plans as of September 30, 2022.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuances under equity compensation plans under equity compensation (excluding securities reflected in column a) (c)(3)
Equity compensation plans approved by security holders(1)	9,064,563(2)	$3.78	1,391,118(4)
Equity compensation plans not approved by security holders	—	—	—
Total	9,064,563	$3.78	1,391,118

(1)
The amounts shown in this row include securities under the Loop Media, Inc. Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”) and the 2020 Plan.

(2)
Includes 1,885,681 and 7,178,882 shares of common stock issuable upon outstanding awards pursuant to the 2016 Plan and the 2020 Plan, respectively, as of September 30, 2022.

(3)
In accordance with the “evergreen” provision in the 2020 Plan, an additional 2,819,060 shares of common stock were automatically made available for issuance on October 1, 2022, which represents 5% of the number of shares outstanding on September 30, 2022; these shares are excluded from this calculation.

(4)
Includes 0 and 1,391,118 shares of common stock available for issuance under the 2016 Plan and the 2020 Plan, respectively, as of September 30, 2022.

REPORT OF THE AUDIT COMMITTEE*
The undersigned members of the Audit Committee of the Board of Directors of Loop Media, Inc. submit this report in connection with the Audit Committee’s review of the financial reports for the fiscal year ended September 30, 2022, as follows:
1.
The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended September 30, 2022.

2.
The Audit Committee has discussed with representatives of Marcum LLP, the independent public accounting firm, the matters which are required to be discussed with them under the provisions of Auditing Standard No. 61, as amended (Communications with Audit Committees).

3.
The Audit Committee has discussed with Marcum LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by Marcum LLP, is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 for filing with the Securities and Exchange Commission.
Audit Committee of Loop Media, Inc.
Denise Penz
Sonya Zilka,
Bruce Cassidy

*
The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of June 23, 2023, there were 58,020,259 shares of common stock outstanding.
The following table sets forth, as of June 23, 2023, ownership of our voting securities that are beneficially owned by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our voting securities;

•
each of our Named Executive Officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

Information relating to beneficial ownership of the voting securities by our principal stockholders and management is based upon each person’s information using “beneficial ownership” concepts under the SEC rules. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. For purposes of computing the number and percentage of shares beneficially owned by a security holder, any shares which such person has the right to acquire within 60 days of June 23, 2023, are deemed to be outstanding, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other security holder.
Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, ownership consists of sole ownership, voting and investment rights, and the address for each stockholder listed is c/o Loop Media, Inc., 2600 West Olive Avenue, PMB 54470, Burbank, CA 91505.
	Amount and Nature of Beneficial Ownership of Common Stock
Name and Address of Beneficial Holder	Number of Shares Owned	Percent of Class
5% Stockholders
Dreamcatcher, LLC 1879 Hazelton Drive Germantown, TN 38138	3,878,988	6.7%
Running Wind, LLC 1879 Hazelton Drive Germantown, TN 38138	3,878,989	6.7%
Jeremy Boczulak(1) 1345 Sweetwater Drive Brentwood, TN 37027	5,302,940	8.8%
Named Executive Officers and Directors
Jon Niermann, Chief Executive Officer and Director(2)	7,712,278	13.1%
Neil Watanabe, Chief Financial Officer(3)	252,291	*
Bob Gruters, Chief Revenue Officer(4)	138,888	*
Bruce A. Cassidy, Chairman(5)	9,980,712	17.0%
Denise A. Penz, Director(6)	641,549	1.1%
Sonya Zilka, Director(7)	21,549	*
David Saint-Fleur, Director	—	*
All Executive Officers and Directors as a Group	21,066,753	34.2%

*
Indicates less than 1% of class.

(1)
Based on information available to the Company, Mr. Boczulak’s beneficial ownership includes (A) 2,964,551 shares of common stock held individually; (B) 1,817,834 shares of common stock issuable upon exercise of warrants exercisable within 60 days of June 23, 2023, held by Sake TN, LLC, of which Mr. Boczulak is the sole owner and Manager; (C) (i) 1,237 shares of common stock and (ii) 266,649 shares of common stock issuable upon exercise of warrants exercisable within 60 days of June 23, 2023, held by Sunnybrook Investment LLC, of which Mr. Boczulak is the sole owner and Manager; (D) 112,445 shares of common stock held by West End Builders, of which Mr. Boczulak is the Director; (E) 139,890 shares of common stock held individually by Mr. Boczulak’s spouse, over which Mr. Boczulak has shared power to vote and invest; and (F) 334 shares of common stock held by Mr. Boczulak’s child, over which Mr. Boczulak has shared power to vote and invest.

(2)
Mr. Niermann’s beneficial ownership includes (A) 707,070 shares of common stock underlying an option, which is fully vested and exercisable within 60 days of June 23, 2023, at an exercise price of $4.95 per share; (B) 338,541 shares of common stock underlying an option exercisable within 60 days of June 23, 2023, at an exercise price of $3.30 per share; (C) 6,666,666 shares of common stock held by The Jon Maxwell Niermann Living Trust, of which Mr. Niermann is the Trustee, and (D) 1 share of common stock held by Pioneer Productions, 420 8th Street, Huntington Beach, CA 92648, of which Mr. Niermann is the Sole Member.

(3)
Mr. Watanabe’s beneficial ownership includes (A) 166,666 shares of common stock underlying an option exercisable within 60 days of June 23, 2023, at an exercise price of $6.90 per share, and (B) 85,625 shares of common stock underlying an option exercisable within 60 days of June 23, 2023, at an exercise price of $6.23 per share.

(4)
Mr. Gruter’s beneficial ownership includes 138,888 shares of common stock underlying an option exercisable within 60 days of June 23, 2023, at an exercise price of $8.25 per share.

(5)
Mr. Cassidy’s beneficial ownership includes (A) (i) 3,866,527 shares of common stock and (ii) 22,727 shares of common stock issuable upon exercise of warrants exercisable within 60 days of June 23, 2023, held by The Bruce A. Cassidy 2013 Irrevocable Trust dated June 18, 2013, an Ohio Legacy Trust, of which Mr. Cassidy is the Grantor; (B) (i) 2,914,374 shares of common stock and (ii) 438,195 shares of common stock issuable upon exercise of warrants exercisable within 60 days of June 23, 2023, held by the Excel Family Partnership LLLP, of which Mr. Cassidy is the Manager; and (C) (i) 2,600,000 shares of common stock and (ii) 138,889 shares of common stock issuable upon exercise of warrants exercisable within 60 days of June 23, 2023, held by Eagle Investment Group, LLC, of which Mr. Cassidy is the Manager.

(6)
Ms. Penz’s beneficial ownership includes (A) 176,668 shares of common stock; (B) 443,332 shares of common stock issuable upon exercise of warrants exercisable within 60 days of June 23, 2023; (C) 14,336 shares of common stock underlying an option exercisable within 60 days of June 23, 2023, at an exercise price of $6.90 per share; and (D) 7,183 shares of common stock underlying an option exercisable within 60 days of June 23, 2023, at an exercise price of $6.23 per share.

(7)
Ms. Zilka’s beneficial ownership includes (A) 14,336 shares of common stock underlying an option exercisable within 60 days of June 23, 2023, at an exercise price of $6.90 per share; and (B) 7,183 shares of common stock underlying an option exercisable within 60 days of June 23, 2023, at an exercise price of $6.23 per share.

TRANSACTIONS WITH RELATED PERSONS
Related Party Transactions
SEC rules require us to disclose any transaction since October 1, 2020, or any currently proposed transaction, in which we are a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or one percent (1%) of the average of our total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director or holder of 5% or more of our common stock, or an immediate family member of any of those persons.
The September 2022 Offering
On September 26, 2022, we completed the September 2022 Offering of 2,400,000 shares of our common stock. One of our existing stockholders, Excel Family Partners, LLLP, an entity managed by Bruce Cassidy, Chairman of our Board, purchased 460,000 shares in the September 2022 Offering at the offering price of $5.00 per share.
Revolving Loan Agreement
Effective as of July 29, 2022, we entered into a Loan and Security Agreement (the “Revolving Loan Agreement”). In connection with the loan under the Revolving Loan Agreement, our then existing secured lenders (the “Subordinated Lenders”) delivered subordination agreements (the “Subordination Agreements”) to Gemcap Solutions, LLC, as successor and assign to Industrial Funding Group, Inc. (the “Senior Lender” or “GemCap”). In connection with the delivery of the Subordination Agreements by the Subordinated Lenders, on July 29, 2022, we issued warrants to each Subordinated Lender on identical terms for an aggregate of up to 296,329 shares of our common stock. Each warrant has an exercise price of $5.25 per share and expires on July 29, 2025. A warrant to purchase up to 191,570 shares of our common stock was issued to Eagle Investment Group, LLC, an entity managed by Bruce Cassidy, Chairman of our Board, as directed by its affiliate, Excel Family Partners, LLLP, one of the Subordinated Lenders.
Excel Non-Revolving Loan Agreement
On February 23, 2022, we entered into a Non-Revolving Line of Credit Loan Agreement (the “Prior Excel Loan Agreement”) with Excel, an entity managed by Bruce Cassidy, Chairman of our Board, for an aggregate principal amount of $1,500,000, which was amended on April 13, 2022, to increase the aggregate principal amount to $2,000,000 (the “$2m Loan”). Effective as of April 25, 2022, we entered into a Non-Revolving Line of Credit Loan Agreement (the “Excel Non-Revolving Loan Agreement”) with Excel for an aggregate principal amount of $4,022,986 (the “Excel Non-Revolving Loan”). The Excel Non-Revolving Loan matures eighteen (18) months from the date of the Excel Non-Revolving Loan Agreement and accrues interest, payable semi-annually in arrears, at a fixed rate of interest equal to twelve (12) percent per year. On April 25, 2022, we used $2,000,000 of the proceeds of the Excel Non-Revolving Loan to prepay all of the remaining outstanding principal and interest of the $2m Loan and the Prior Excel Loan Agreement was terminated in connection with such prepayment. Under the Excel Non-Revolving Loan Agreement, we granted to the lender a security interest in all of our present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof (which was subsequently subordinated in connection with the Revolving Loan Agreement). In connection with the Excel Non-Revolving Loan, on April 25, 2022, we issued a warrant to purchase up to 383,141 shares of our common stock. The warrant has an exercise price of $5.25 per share, expires on April 25, 2025, and shall be exercisable at any time prior to the expiration date. Effective as of December 14, 2022, we entered into a Non-Revolving Line of Credit Agreement Amendment and a Non-Revolving line of Credit Promissory Note Amendment with Excel to extend the maturity date from eighteen (18) months to twenty-four (24) months from the date of the Excel Non-Revolving Loan Agreement. Effective as of May 10, 2023, we entered into a Non-Revolving Line of Credit Agreement Amendment No. 2 and a Non-Revolving Line of Credit Promissory Note Amendment No. 2 with Excel to extend the maturity date of the Excel Non-Revolving Loan from twenty-four (24) months to twenty-five (25) months from the date of the Excel Non-Revolving Loan Agreement.

The Excel Non-Revolving Loan had a balance, including accrued interest, amounting to $4,232,181 and $4,226,181 as of March 31, 2023, and September 30, 2022, respectively. We incurred interest expense for the Excel Non-Revolving Loan in the amount of $755,719 for the six months ended March 31, 2023.
May 2023 $4.0 Million Non-Revolving Loan Agreement
Effective as of May 10, 2023, we entered into a Secured Non-Revolving Line of Credit Loan Agreement (the “2023 $4.0M Secured Loan Agreement”) with several individual and institutional lenders for aggregate loans of up to $4.0 million (the “2023 $4.0M Secured Loan”). The 2023 $4.0M Secured Loan matures twenty-four (24) months from the date of the 2023 $4.0M Secured Loan Agreement and accrues interest, payable semi-annually in arrears, at a fixed rate of interest equal to twelve (12) percent per year.
Under the 2023 $4.0M Secured Loan Agreement, we have granted to the lenders a security interest in all of our present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof. In connection with the 2023 Secured Loan Agreement, the Lenders delivered subordination agreements to GemCap pursuant to which our obligations to the Lenders and the indebtedness under the 2023 $4.0M Secured Loan Agreement are subordinate and junior in right of payment to the indebtedness under our account receivable facility evidenced by the Revolving Loan Agreement.
Excel, an entity managed by Bruce Cassidy, Chairman of our Board, has committed to be a lender under the 2023 $4.0M Secured Loan Agreement for an aggregate loan of $2.65 million. As of June 26, 2023, Excel has not loaned any funds to us under the 2023 $4.0M Secured Loan.
May 2023 $2.2 Million Non-Revolving Loan Agreement
Effective May 31, 2023, we entered into a Secured Non-Revolving Line of Credit Loan Agreement with Excel (the “Excel $2.2M Secured Line of Credit Agreement”), for the principal amount of up to $2,200,000 (the “Excel $2.2M Line of Credit”), evidenced by a Secured Non-Revolving Line of Credit Promissory Note, also effective as of May 31, 2023 (the “Excel $2.2M Note”). The Excel $2.2M Line of Credit has been fully drawn upon, matures ninety (90) days from the date of the Excel $2.2M Secured Line of Credit Agreement and accrues interest, payable on the maturity in arrears, at a fixed rate of interest equal to ten and one-half (10.5) percent per year.
Under the Excel $2.2M Secured Line of Credit Agreement, we granted to Excel a security interest in all of our present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof. In connection with the Excel $2.2M Secured Line of Credit Agreement, Excel delivered a subordination agreement to GemCap, pursuant to which our obligations to Excel and the indebtedness under the Excel $2.2M Secured Line of Credit Agreement are subordinate and junior in right of payment to the indebtedness under the Revolving Loan Agreement.
The 2023 Notes
We have previously borrowed funds for business operations from two of our stockholders, Dreamcatcher, LLC and Running Wind, LLC, each of which is a beneficial holder of more than 5% of our common stock, through convertible debt agreements (the “Convertible Promissory Notes”). Each Convertible Promissory Note was originally issued on December 5, 2018, on identical terms in the principal amount of $1,500,000, and each was amended and restated October 31, 2019, and October 23, 2020. The Convertible Promissory Notes carried interest at 10% per annum beginning on November 1, 2020, with monthly payments of unpaid interest accrued at 12.5% per annum to be paid in arrears through March 31, 2021, and were to mature on December 1, 2023. Beginning April 1, 2021, we began paying equal monthly installments of principal and interest on the Convertible Promissory Notes at 10% per annum. The Convertible Promissory Notes were convertible at any time prior to the maturity in whole or in part into shares of our common stock at a price of $1.80 per share.
On May 9, 2022, we completed a refinancing of the Convertible Promissory Notes, then having the aggregate principal amount of $2,068,399 by prepaying the principal and interest owed on such Convertible Promissory Notes in full under the terms of the notes and issuing new substantially identical unsecured convertible debentures in the aggregate principal amount of $2,079,993 (the “2023 Notes”) to LM Note Acquisition LLC. Jeremy Boczulak, a beneficial holder of more than 5% of our common stock, had a 75.72 percentage ownership interest in LM Note Acquisition LLC. Mr. Boczulak subsequently transferred his full interest in LM Note Acquisition LLC to his spouse (the “LM Note Interest Transferee”). The 2023 Notes, like the Convertible Promissory Notes, had a maturity date of December 1, 2023, required monthly installments of principal and interest at 10% per annum and were convertible at any time prior to the maturity in whole or in part into shares of our common stock at a price of $1.80 per share. We had previously sought, but did not receive, certain concessions from the holders of the Convertible Promissory Notes related to ongoing monthly principal and interest payments and the conversion of the Convertible Promissory Notes into shares of our common stock in connection with any significant public equity capital raise by us. In connection with the issuance of the 2023 Notes, the holder thereof (the “2023 Noteholder”) agreed to a cessation of principal and interest payments on the 2023 Notes until December 1, 2022, at which time accrued interest would be paid in a lump sum in cash and monthly principal and interest payments would resume. The 2023 Noteholder further agreed to convert the 2023 Notes into shares of our common stock upon any significant public equity capital raise by us. Accordingly, the 2023 Notes were converted simultaneously with the closing of the September 2022 Offering into an aggregate of 1,199,875 shares of common stock, based on the outstanding principal and interest of $2,159,774 as of September 26, 2022, and the conversion price of $1.80 per share. Of this, an aggregate of 908,545 shares of common stock were issued to the LM Note Interest Transferee, based on a 75.72 percentage ownership interest in LM Note Acquisition LLC, and the outstanding principal and interest of $1,635,381 as of September 26, 2022.
In connection with an amendment to the Convertible Promissory Notes, in November 2019, we also issued warrants to purchase 591,784 shares of our common stock to Dreamcatcher, LLC and warrants to purchase 591,785 shares of our common stock to Running Wind, LLC, for an aggregate of 1,183,569 shares of our common stock, exercisable at $2.55 per share for a period of 10 years. These warrants were automatically converted at the closing of the September 2022 Offering through cashless exercise into an aggregate of 578,847 shares of our common stock.
The 2022 Notes
From December 1, 2020, to June 1, 2021, we sold in a private placement, (i) $2,950,000 in aggregate principal amount of Senior Secured Promissory Notes due December 1, 2022 (the “2022 Notes”) and (ii) warrants to purchase 107,951 shares of our common stock at an exercise price of $8.25 per share. The investors in this private placement included entities controlled by Bruce Cassidy, Chairman of our Board. In connection with the offering, the entities controlled by Mr. Cassidy purchased an aggregate of $2,350,000 principal amount of the 2022 Notes and warrants to purchase an aggregate of 71,210 shares of our common stock at $8.25 per share. The warrants have a term of 10 years. The 2022 Notes had a maturity date of December 1, 2022. The 2022 Notes accrued interest in two different ways: (A) at the rate of 4% per annum, payable in cash, from the date of issuance of each note as follows: (1) interest from the issue date to November 30, 2021, payable in advance on the date the note was executed; (2) six months of cash interest payable in arrears on June 1, 2022; and (3) six months of cash interest payable in arrears on the maturity date; and (B) at the rate of 6% per annum, payable in shares of our common stock in arrears on June 1, 2021, December 1, 2021, June 1, 2022, and the maturity date.
The 2022 Notes converted simultaneously with the closing of the September 2022 Offering into an aggregate of 788,391 shares, based on the outstanding principal and interest of $3,153,579 as of September 26, 2022, at a conversion price of $4.00 per share (which was 80% of $5.00, the public offering price per share for the September 2022 Offering). Of this, an aggregate of 634,250 shares of common stock were issued to entities controlled by Bruce Cassidy, Chairman of our Board, based on the outstanding principal and interest of $2,537,008 as of September 26, 2022, at a conversion price of $4.00 per share.
The 2020 and 2021 Share Offering
Beginning on August 15, 2020, and through May 18, 2021, we offered and sold in a private placement to accredited investors $6,705,000 of shares of common stock at a price of $3.75 per share. The investors in this private placement included an entity controlled by Bruce Cassidy, Chairman of our Board, which invested $1,200,000 for a total of 320,000 shares of common stock.

The 2021 Share and Warrant Offering
On September 30, 2021, we entered into securities purchase agreements with accredited investors pursuant to which we sold, in a private offering (i) an aggregate of 1,924,486 shares of our common stock and (ii) warrants to purchase up to an aggregate of 2,191,150 shares of common stock. Each investor was entitled to purchase one share of common stock and one warrant to purchase one share of common stock for an aggregate purchase price of $3.75. The warrants were immediately exercisable, have a three-year term and an exercise price of $8.25 per share. The investors in the offering included an entity controlled by Mr. Cassidy, who is a member of our Board. The entity controlled by Mr. Cassidy purchased 106,666 shares of common stock and warrants to purchase 106,666 shares of common stock in the offering, for gross proceeds of $400,000. Other investors in this offering were entities controlled by Jeremy Boczulak, who, as a result of these investments, became a beneficial holder of more than 5% of our common stock. Pursuant to the terms of this offering, an investor who purchased more than 50% of the total offering amount in the offering was entitled to receive warrants to purchase an additional 266,666 shares of common stock. That investor was an entity controlled by Mr. Boczulak. In total, the entities controlled by Mr. Boczulak purchased 1,817,820 shares of common stock and warrants to purchase 2,084,484 shares of common stock in the offering, for gross proceeds of $6,816,826.
500 Limited
For the years ended September 30, 2022, and 2021, we paid 500 Limited $413,469 and $318,035, respectively, for programming services provided to the Company. For the six months ended March 31, 2023, and 2022, we paid 500 Limited $219,400 and $206,400, respectively, for programming services provided to the Company. 500 Limited is an entity controlled by Liam McCallum, our Chief Product and Technology Officer.
Related Person Transaction Approval Policy
We have in place a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, or related parties, are not permitted to enter into a transaction with us without the prior consent of our Board acting through the Audit Committee or, in certain circumstances, the Chair of the Audit Committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $120,000 and such related party would have a direct or indirect interest must first be presented to our Audit Committee, or in certain circumstances the Chair of our Audit Committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party.
Director Independence
Our common stock is listed on the NYSE American. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.
Our Board has determined that Mr. Cassidy, Ms. Penz, Ms. Zilka and Mr. Saint-Fleur are “independent directors” as such term is defined under the applicable rules of the NYSE American.

We have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board has determined that Ms. Penz is an “audit committee financial expert,” as defined under the applicable rules of the SEC, and that all members of the Audit Committee are “independent” within the meaning of the applicable NYSE American rule and the independence standards of Rule 10A-3 of the Exchange Act. Each of the members of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE American.

PROPOSAL 2
RATIFY THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2023

Audit Fees
The aggregate fees billed to us by our principal accountants, Marcum LLP, for professional services rendered during the twelve months ended September 30, 2022, and 2021, are set forth in the table below:
Fee Category	Twelve months ending September 30, 2022	Twelve months ending September 30, 2021
Audit fees(1)	$323,420	$315,757
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—

(1)
Audit fees consist of fees incurred for professional services rendered for the audit of financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q, and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)
Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our financial statements but are not reported under “Audit fees.”

(3)
Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice.

(4)
All other fees consist of fees billed for services not associated with audit or tax.

Pre-Approval Practices and Procedures
The Audit Committee or its Chair pre-approves audit and non-audit services to be rendered to the Company and establishes a dollar limit on the amount of fees the Company will pay for each category of services. Generally, management will submit to the Audit Committee a list of services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. The Audit Committee is informed from time to time of the non-audit services provided pursuant to the pre-approval process. During the year, the Audit Committee periodically reviews the types of services and dollar amounts approved and adjusts such amounts, as it deems appropriate. Unless a service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee or its Chair. Any service pre-approved by the Chair will be presented to the Audit Committee at its next regularly scheduled meeting. The Audit Committee also periodically reviews all non-audit services to ensure such services do not impair the independence of the Company’s independent registered public accounting firm.
Attendance at Annual Meeting
Representatives of Marcum LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED THEREUNDER FROM 105,555,556 TO 150,000,000

Our Board believes that it is in the best interests of the Company and our stockholders to amend our Articles of Incorporation to increase the number of authorized shares of common stock. Upon consultation with our management, our Board unanimously approved, and unanimously recommends for stockholder approval, the proposal to adopt a Certificate of Amendment to our Articles of Incorporation (the “Certificate of Amendment”), to increase the number of authorized shares of common stock from 105,555,556 shares to 150,000,000 shares, each share of common stock having a par value of $0.0001. The form of the amendment is set forth as Appendix A to this Proxy Statement (subject to any changes required by applicable law). As of the Record Date, there were (i)      shares of common stock outstanding, (ii)      shares of common stock reserved for future issuance upon exercise of warrants currently outstanding, (iii)      shares of common stock reserved for future issuance under equity plans, and (iv)      shares of common stock reserved for future grants under the 2020 Plan. The additional shares of common stock to be authorized by adoption of the Certificate of Amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the Certificate of Amendment would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon the filing of the Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada.
The description of the Certificate of Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Certificate of Amendment attached to this Proxy Statement as Appendix A.
Purpose of the Proposal
The approval of the Certificate of Amendment is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide additional flexibility regarding the potential use of shares of common stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives pursuant to the 2020 Plan, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above. As is the case with the shares of common stock which are currently authorized but unissued, if the Certificate of Amendment is adopted by the stockholders, the Board will only have authority to issue the additional shares of common stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation. Because it is anticipated that our directors and executive officers will be granted additional equity awards under the 2020 Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Certificate of Amendment, because absent the Certificate of Amendment, we may not have sufficient authorized shares to grant such awards.

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.
Disadvantages to an increase in the number of authorized shares of common stock may include:
•
Stockholders may experience further dilution of their ownership.

•
Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

•
The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

•
The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock and warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders. We are therefore requesting our stockholders approve this proposal to amend our Articles of Incorporation to increase our authorized shares of common stock from 105,555,556 shares to 150,000,000 shares.
Approval Required
The approval of this Proposal 3 will require the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of common stock that are entitled to vote. Accordingly, abstentions and, in the event that Proposal 3 is deemed “non-routine,” broker non-votes, if any, will have the effect of a vote “AGAINST” this Proposal.
THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED THEREUNDER FROM 105,555,556 TO 150,000,000.

PROPOSAL 4
APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THE NUMBER OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND VOTING “FOR” THE ADOPTION OF PROPOSAL 3 ARE INSUFFICIENT.

Adjournment of the Annual Meeting
In the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 3 are insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of Proposal 3. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this Proxy Statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.
Approval Required
The approval of this Proposal 4 will require the affirmative vote of a majority of the total votes cast, represented in person or by proxy, at the Annual Meeting. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING IF THE VOTES FOR PROPOSAL 3 ARE INSUFFICIENT.

PROPOSAL 5
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board believes that the Company’s compensation program for executive officers is designed to attract and retain high quality people and to motivate them to achieve both our long-term and short-term goals.
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, this proposal, commonly referred to as the “Say on Pay” resolution, seeks a stockholder advisory vote on the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K.
The Say on Pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Nevertheless, our Board and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and accordingly, the Board and Compensation Committee intend to consider the results of this vote among the many factors they consider in making determinations in the future regarding executive compensation arrangements. The Company will disclose the results of the stockholder advisory vote as a part of its report on voting results for the Annual Meeting.
The affirmative vote of the holders of a majority of votes cast in respect thereof by persons present in person or by proxy at the Annual Meeting and entitled to vote thereon will be required for the approval of the Say on Pay Proposal.
THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

PROPOSAL 6
ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enables our stockholders to indicate their preference regarding how frequently we should seek non-binding advisory votes on the compensation of our named executive officers, as disclosed in our proxy statements pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal 6, stockholders may indicate whether they would prefer an advisory vote on the compensation of our named executive officers once every one, two, or three years. Alternatively, stockholders may abstain from casting a vote. After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the stockholder advisory vote on executive compensation.
In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation practices as disclosed in our proxy statements every year. The Board’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. As part of the annual review process, the Board believes that stockholder sentiment should be a factor that is taken into consideration by the Board and the Compensation Committee in making decisions with respect to executive compensation.
While the Board believes that its recommendation is appropriate at this time, stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether the non-binding stockholder advisory votes on the approval of our named executive officer compensation practices should be held every year, every two years or every three years. The option among those choices receiving the highest number of votes cast in person or by proxy at the Annual Meeting will be deemed to be the frequency preferred by our stockholders. The Board and the Compensation Committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority of the votes cast support such frequency, the Board will consider our stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold stockholder advisory votes on executive compensation more or less frequently than the option approved by our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE FOR “ONE YEAR” AS THE FREQUENCY FOR HOLDING THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

STOCKHOLDER PROPOSALS
Stockholder Proposals for 2024 Annual Meeting
Any stockholder proposals submitted, in reliance on Rule 14a-8 under the Exchange Act, for inclusion in our proxy statement and form of proxy for our 2024 Annual Meeting of Stockholders, must be received by the Company no later than March 8, 2024, in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Loop Media, Inc., 2600 West Olive Avenue, PMB 54470, Burbank, CA 91505, Attn.: Secretary.
Our Bylaws state that a stockholder must provide timely written notice of a proposal to be brought before the meeting and supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2024 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office if received no later than May 17, 2024, and no earlier than April 17, 2024, provided, however, in the event the date of the 2024 Annual Meeting of Stockholders is more than 25 days prior to or more than 25 days after the one-year anniversary of the date of the Annual Meeting, then, for the notice to be timely, it must be so received by the Secretary not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2024 Annual Meeting of Stockholders, or (B) the tenth day following the day on which public announcement of the date of 2024 Annual Meeting of Stockholders. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Loop Media, Inc., 2600 West Olive Avenue, PMB 54470, Burbank, CA 91505, Attn.: Secretary.
Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2024 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Loop Media, Inc., 2600 West Olive Avenue, PMB 54470, Burbank, CA 91505, Attn.: Secretary, no later than June 16, 2024. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.
ANNUAL REPORT
Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to Loop Media, Inc., 2600 West Olive Avenue, PMB 54470, Burbank, CA 91505, Attn.: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on June 26, 2023. Exhibits to the Annual Report on Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.
Our audited financial statements for the fiscal year ended September 30, 2022, and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Loop Media, Inc., 2600 West Olive Avenue, PMB 54470, Burbank, CA 91505 or by phone at (213) 436-2100. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.
OTHER MATTERS
As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.
By Order of the Board of Directors

Jon M. Niermann
Chief Executive Officer
July   , 2023
Burbank, CA

Appendix A

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Loop Media, Inc. Entity or Nevada Business Identification Number (NVID): E0232812015-8
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ______ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article III, Section 1 is amended and restated as shown on attached Exhibit A (attach additional page(s) if necessary)
6. Signature: (Required)	X ______ Signature of Officer or Authorized Signer ______ Title X ______ Signature of Officer or Authorized Signer ______ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Exhibit A
ARTICLE III
CAPITAL STOCK
Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is one hundred sixty six million six hundred sixty six thousand six hundred sixty seven (166,666,667) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is one hundred fifty million (150,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is sixteen million six hundred sixty six thousand six hundred sixty seven (16,666,667) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article III, except for the Series A Convertible Preferred Stock, which is set forth herein.1

1
The Series B stock was created by a Certificate of Designation which is incorporated into these Restated Articles.

SCAN TO VIEW MATERIALS & VOTE LOOP MEDIA, INC. 2600 WEST OLIVE AVENUE, PMB 54470 VOTE BY INTERNET BURBANK, CA 91505 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on August 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LPTV2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on August 14, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V19983-P96405 KEEP THIS PORTION FOR YOUR RECORDS THIS
PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY LOOP MEDIA, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1) Bruce A. Cassidy 2) Jon M. Niermann 3) Denise M. Penz 4) Sonya Zilka 5) David Saint-Fleur The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending September 30, 2023. 3. To approve an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder from 105,555,556 to 150,000,000. For Withhold For All All All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote 1 Year 2 Years 3 Years Abstain 1 YEAR on the following proposal: 6. To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 4. To approve the adjournment of the Annual Meeting in the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting "For" the adoption of Proposal 3 are insufficient. 5. To vote, on an advisory basis, on the compensation of the Company’s named executive officers. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V19984-P96405

LOOP MEDIA, INC.
Annual Meeting of Stockholders
August 15, 2023 12:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jon M. Niermann and Neil Watanabe, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LOOP MEDIA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM ET on August 15, 2023, at www.virtualshareholdermeeting.com/LPTV2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side